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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  May 19, 2006

                               ISPAT INLAND, L.P.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                   333-116128-09                        52-2119872
  (State of                    (Commission                        (IRS Employer
Incorporation)                 File Number)                      Identification
                                                                    Number)

                3210 Watling Street, East Chicago, Indiana 46312
               (Address of principal executive offices) (zip code)


       Registrants telephone numbers, including area code: (219) 399-1200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
    Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4 (c))


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Item 8.01. Other Events.

Release of Ispat Inland, L.P.'s Consolidated Financial Statements for the Quarter Ended March 31, 2006.

Item 9.01. Financial Statements, Pro forma Financial Information and Exhibits

Items (a) and (b) are inapplicable.

    (c)   Exhibits.

          99.1 Ispat Inland, L.P. Consolidated Financial Statements for the Quarter ended March 31, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ISPAT INLAND, L.P.

                                             By: 9064-4816 Quebec, Inc.,
                                                 general partner

Date:  May 19, 2006                          By /s/ Richard Leblanc
                                               ---------------------------------
                                             Name: Richard Leblanc
                                                   -----------------------------
                                             Title: President
                                                    ----------------------------




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                                                                     Exhibit 1.1

                                  Exhibit Index

99.1 Ispat Inland, L.P.'s Consolidated Financial Statements for the Quarter ended March 31, 2006.